Exhibit 99.2

BB&T

     Insurance and
Financial Services

Investor Conference

February 11, 2009

Insurance Services and Financial Services

Chris Henson
Chief Operating Officer
Winston-Salem
Wade Reece
Insurance Services Mgr
Raleigh
Lee Youngblood
Financial Services Mgr
Winston-Salem
McGriff, Seibels & Williams, Inc.
Birmingham
BB&T Insurance Services, Inc.
Raleigh
CRC Insurance, Inc.
Birmingham
BB&T Insurance Services of CA, Inc.
Irvine
AmRisc, LLC
Houston
BB&T Assurance, LTD
Bermuda
American Coastal Insurance Co.
Florida
BB&T Investment Services, Inc.
Charlotte
BB&T Wealth Division
Charlotte
Scott & Stringfellow Private Client Group
Richmond
Institutional Services
Raleigh
BB&T Capital Markets
BB&T Asset Management, Inc.
Raleigh
Sterling Capital Management
Charlotte
Securities Group
Richmond
Corporate Bkng.
Winston-Salem

Generating Fee Income [1]
	For the Period Ended
	2004	2005	2006	2007	2008
BB&T					Goal 45%
Noninterest Income
/Net Revenue [2]	37.8%	39.1%	40.6%	41.3%	40.3%

Insurance Services
Noninterest Income	10.9%	11.6%	12.3%	12.5%	12.3%
/BB&T Net Revenue [2]
Financial Services
Noninterest Income	7.6%	8.1%	8.5%	8.2%	8.6%
/BB&T Net Revenue [2]
Combined NII as a %
of BB&T Total NII	48.9%	50.5%	51.3%	50.2%	51.9%

1 Operating results           2 Consolidated, fully taxable-equivalent revenues

BB&T

Insurance Services

BB&T Overall Insurance Operations is composed of 7 separate complementary subsidiaries:

  BB&T Insurance Services, Inc. – 96 locations domiciled in the BB&T footprint. This is our key vehicle to execute our Integrated Relationship Management Strategy (IRM).

  CRC Insurance Services, Inc. – 35 wholesale locations, brokerage and Managing General Agency operation, the largest U.S. P&C wholesaler.

  McGriff, Seibels and Williams, Inc. – 8 Retail Insurance Operations outside the BB&T (bank) footprint. Retail Insurance operation with a large account (Fortune 1000) emphasis.

  BB&T Assurance, Ltd. – Bermuda based captive that supplies alternative risk transfer and specialty program expertise, consulting, and program management.

  AmRisc, LLP – Managing General Underwriter (no risk assumption) for primarily wind based catastrophe prone property – Underwriters for Lloyds of London, Berkshire Hathaway, Renaissance Re, Munich Re, and American Coastal.

  American Coastal Insurance Company – Insurance company that insures Florida based commercial condominium properties.

  BB&T Insurance Services of California, Inc. – 6 retail insurance locations domiciled in the State of California, the largest US insurance premium market.

BB&T Insurance Highlights

  6th largest Insurance distributor in the United States and 7th in the World1

  Ranked #1 in Productivity among the World’s Top 10 Brokers for the last 5 years1

  Top Performer in organic growth among the World’s Top 10 Brokers for the last several years

  Largest Commercial P&C Wholesale broker in the United States

  “Top 5” performer with most of our top 25 Insurance Company partners – largest market for many

  152 locations across the United States

1 Source: Business Insurance Magazine

BB&T Insurance Market Coverage

(as of December 31, 2008)

Seattle
WA
Portland
OR
San Francisco
Pleasanton
CA
Glendale
Fullerton
Redondo Beach
Irvine
Santa Ana
San Diego
Littleton
CO
Chicago
IL
St Louis
MO
Dallas
TX
San Antonio
Houston
LA
Metairie
Jackson
MS
Birmingham
AL
Mobile
Nashville
TN
Louisville
Lexington
KY
Knoxville
Dalton
Atlanta
Macon
Thomaston
GA
Tallahassee
FL
Orlando
Bradenton
Clearwater
Tampa
St Petersburg
Boynton Beach
Boca Raton
Davie
Miami
Columbia
SC
Hilton Head Island
Savannah
Myrtle Beach
Pawley's Island
Wilmington
Morehead City
NC
Burlington
Virginia Beach
VA
WV
Manassas
Fairfax
MD
Philadelphia
PA
NJ
New York
Stamford
CT
NY
NH
Concord
INSURANCE OFFICES
American Coastal (1 Office)
AmRisc, LP (4 Offices)
BB&T Assurance (2 Offices, Bermuda Site Not Shown)
BB&T Insurance Services (96 Offices)
BB&T Insurance Services of California (6 Offices)
CRC (35 Offices)
McGriff, Seibels & Williams (8 Offices)
Copyright © 2009, SpatiaLogic.

BB&T Insurance

Average Commercial Premium Rate Changes by Account Size

Insurance Industry Market Conditions

  In 2008, excess industry capacity fueled price competition, leading to lower renewal rates and premiums across the board

  Commercial rates have significantly declined since the 4th quarter of 2001 with the exception of 2005 and early 2006.
  Rates were down 10 – 15% (varies by business class) in 2008.

  In late 4Q08, prices began to stabilize in commercial product lines.

  Rates are especially turning upward for risks that historically have been the most difficult to insure (i.e. wholesale).

BB&T Insurance’s Focus – Plays that Win

When soft market conditions persist, we focus on growing our market share by:
1.	Putting a strong emphasis on writing new business through a consultative selling approach
2.	Maintaining an intense focus on client retention
3.	Seeking out new clients that need to overhaul their risk management program and reduce overall cost
Current market conditions give us an opportunity to win new accounts.
BB&T Insurance’s retail revenue from new business has consistently performed well, significantly offsetting soft market conditions.
BB&T Insurance’s client retention is currently 93%, an increase of 4% from three and a half years ago.

BB&T Insurance

Revenue by Company 2008 (12/31)

$925 million 2008 revenue

BB&T Insurance

Revenue Growth

$ in millions
1,000
900
800
700
600
500
400
300
200
100
0
CAGR: 36%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Internal management basis, not restated for acquisitions.

BB&T Insurance

Earnings (Income Before Allocations and Tax)

Internal management basis, not restated for acquisitions. Excludes 2005 lease accounting charges. Excludes effect of Attenta in 2007.

BB&T

Financial Services

BB&T Financial Services

Over 2,500 professionals and support team members

	Retail Services		Corporate Services
•	Wealth Management	•	Asset management
•	Investment products sales	•	Capital markets
•	Investment advisory	•	Merger & acquisition consulting
	services	•	Purchase & placement of multi-
•	Discount & Full Service		bank credit facilities
	brokerage services	•	Correspondent broker clearing
•	Trust & Estate	•	Corporate & employee benefit
	administration		plans
•	Farm, real estate & timber	•	Actuarial and investment
	management		consulting services

Financial Services Market Coverage

(as of December 31, 2008)

San Francisco
Burlingame
CA
San Diego
NY
MA
Boston
New York
Winchester
Reston
MD
IN
WV
Charleston
Richmond
VA
Bluefield
Norfolk
KY
Winston-Salem
Danville
Raleigh
Greenville
Charlotte
NC
Morehead City
TN
Asheville
Wilmington
Sumter
Rome
Myrtle Beach
Birmingham
Atlanta
SC
Charleston
AL
GA
FL
Boca Raton
BB&T Banking Network Regions
Investment Services, Wealth Division, BB&T Asset Management, and Institutional Services
Financial Services Locations
Scott & Stringfellow
Capital Markets
Sterling Capital

Copyright © 2009, SpatiaLogic.

BB&T Best Bank in Town Since 1872

Financial Services

Revenue by Line of Business 2008 (12/31)

$801 million 2008 revenue after intercompany eliminations

Financial Services

*Assets Invested (12/31/2008) ($ billions) **

Wealth Management $7.0
BB&T Asset Management, Inc $7.9
Sterling Capital Management, LLC $9.4
BB&T Investment Services, Inc. $8.9
Institutional Services $8.0
Scott & Stringfellow, LLC $17.1

* Total assets invested of approximately $58.3 billion

BB&T

Investment Services, Inc.

BB&T Investment Services, Inc.

  Fully registered broker-dealer based in Charlotte

  Over 300,000 retail and small business clients

  More than $9.3 billion currently invested by our clients

  Full-service, discount brokerage, and online trading capability

  Primary focus on the sale of fixed and variable-rate annuities and mutual funds to clients

  Approximately 356 employees in NC, SC,VA, MD, DC, GA, FL, TN, WV, KY, and AL

  Member NASD & SIPC

BB&T Investment Services, Inc.

Revenue by Source 2008 (12/31)

Net Interest Income
& Other
1%
Inv. Brokerage
Commissions
5%
Elite MSP
4%
Mutual Fund
Commissions & Fee
25%
Fixed Annuities
40%
Variable Annuities
25%

$71 million 2008 revenue

Scott & Stringfellow –
Private Client Group

Scott & Stringfellow – Private Client Group is a division of Scott & Stringfellow,
LLC, a member NYSE/SIPC. Scott & Stringfellow is a separate, non-bank affiliate of BB&T Corporation.

Scott & Stringfellow – Private Client Group

A Retail Distribution Private Client Network

- Scott & Stringfellow is a full-service brokerage providing investment products and services to a client base of 100,000+ active accounts through a network of 42 office locations
- Assets in brokerage accounts at a level of $17.1 billion (as of 12/31/08)
- 405 Registered Representatives including approximately 260 Financial Advisors

Hasbrouck Heights
New Jersey
West Virginia
Charleston
Bluefield
Winchester
Manassas
Alexandria
Warrenton
Culpeper
Harrisonburg
Staunton
Charlottesville
Waynesboro
Richmond
Williamsburg
Lexington
Lynchburg
Virginia
Norfolk
Roanoke
Suffolk
Virginia Beach
Blacksburg
Martinsville
Danville
Greensboro
Raleigh
Winston-Salem
Cary
Greenville
North Carolina
Asheville
Charlotte
Morehead City
Wilmington
Greenville
Columbia
Anderson
Greenwood
South Carolina
Sumter
Myrtle Beach
Alpharetta
Atlanta
Charleston
Georgia

Scott & Stringfellow

Revenue by Source 2008 (12/31)

$154 million 2008 revenue

Wealth, Institutional and
 Investment Advisory
 Businesses

  BB&T Wealth Management

  Institutional Services

  BB&T Asset Management, Inc.

  Sterling Capital Management, LLC

BB&T Wealth Division - providing financial services to the high net worth individual

• BB&T Wealth Management – Clients with investable assets of $1 million+
or $5 million+ in net worth. Opportunity the BB&T business client
• Private Financial Services – Clients with $250,000 to $1 million in investable assets. Opportunity our “invisibly wealthy” clients

Wealth, Fiduciary and Advisory Services:
• Financial Planning
• Portfolio Management and Investment Advisory Services
• Trust and estate account administration
• Dedicated lending to serve the wealthy client
• Coordinate the delivery of other bank products (e.g. mortgage and insurance)

Institutional Services - providing financial services to our business clients

  Investment services to a broad range of business clients ranging from custodial responsibility to full investment management

  Employee based ERISA accounts including 401(k) plans and defined benefit plans

  Employee benefit consulting services

  Flex benefits spending accounts and HSA accounts administration

  Corporate trust services and Philanthropic services

Investment Advisory Business

BB&T Asset Management, Inc.
Named advisor to the BB&T Mutual Fund Family
Manager of BB&T Select Equity and Fixed Income Portfolios for BB&T Wealth Division clients and Institutional clients
Multi-strategy platform manager for Private Financial Clients
Sterling Capital Management, LLC
National sales platform marketing to the professional consultant
Largely institutional client base for corporations and governmental units
An investment focus on cash management, high grade fixed income, and small and mid-cap equity selection with a value-based focus
Ability to manage assets on an international basis

Wealth/Institutional/Asset Management Services

Revenue by Source 2008 (12/31)

BB&T

Capital Markets

Corporate Banking and Securities Group

BB&T Capital Markets is a division of Scott & Stringfellow, LLC, a member NYSE/SIPC.
 Scott & Stringfellow is a separate, non-bank affiliate of BB&T Corporation.

BB&T Capital Markets - Corporate Banking & Securities

BB&T Capital Markets - Corporate Banking Group

Division of the Bank that serves the large corporate market with lending products and is the provider of sophisticated credit products and services (i.e. interest rate derivative products, syndicated lending) to our commercial client base

BB&T Capital Markets – Securities Group

Division of Scott & Stringfellow, Inc., a registered broker/dealer subsidiary of BB&T Corporation

Headquarters in Richmond with offices in:
Atlanta	Birmingham	Boston	Boca Raton	Charlotte

New York	Reston, VA	San Diego	San Francisco

Tysons Corner, VA	Winston-Salem

Trading platforms in capital markets involving debt and equity securities

Investment banking services to small and middle -market clients

Research – Best on the Street: over half of our publishing analysts have been recognized by the Wall Street Journal or Institutional Investor

BB&T CAPITAL MARKETS: Full-Service, Relationship Approach

  BB&T Capital Markets is committed to helping our clients achieve their long-term strategic objectives while addressing their immediate financing needs.

M&A/Advisory
Sell and buy side advisory
Fairness Opinions
Valuations
Restructurings
Middle market focus
Industry expertise
Other Financial Services
Insurance services
Trust services
Treasury services
Wealth management
International
Investment services
Equity Underwriting
Initial Public Offerings, Follow-on Offerings
Industry focused; aligned with research
Corporate Banking
Over 17 senior banking officers
$6.3 billion outstanding portfolio
Industry specialization and partners with investment banking
Over 65 additional banking officers at the regional level
CLIENT
Debt Capital Markets
Public offerings of senior & subordinated debt
Asset Securitizations
Specialized tax credits
Sale/leaseback transactions
43 dedicated professionals
Private Placements
Senior debt, subordinated debt & equity
PIPEs
Second-Lien notes
Significant distribution capability through joint venture partner
Focused Research
38 equity analysts and associates
6 fixed income analysts
Insightful and timely research
Approximately 225 companies under coverage
Focused in 6 primary industry groups
Sales & Distribution
46 equity traders and institutional salespeople
140 fixed income traders and salespeople
Over 260 retail reps in 42 offices
Market maker in approximately 270 securities
Corporate & executive services

BBTCM INVESTMENT BANKING: Industry Experience

BB&T Capital Markets – An Industry-Focused Solutions Provider

Equity Capital Markets | **Mergers & Acquisitions** | **Debt Capital Markets**

Defense & Gov't Services	*Financial Services*	*Healthcare*	*Commercial & Industrial*	*Logistics & Transportation*	*Retail & Consumer*
Technical / Professional Services	Banks & Thrifts	Home Healthcare	Building Materials	Airfreight & Logistics	Apparel, Footwear and Accessories
Defense / Electronics	BDC	Long Term Care	Chemicals	Truckload	Automotive Aftermarket
Communications	Insurance	Pharmacy & Disease Management	Construction Services	Less-Than-Truckload	Food / Restaurants
IT, Software & Consulting Services	Specialty Finance	Behavioral Health	Durables and Furnishings	Transportation Equipment Suppliers	Specialty Retail
	REITs	Outpatient Services	Flow Control / Filtration	Railroads	
		Contract Pharma & Devices	Industrial Equipment	Marine	
		Clinical Outsourcing	Wire & Cable		
		Manufacturing & Distribution			

Equity Research

BB&T CAPITAL MARKETS:  Corporate Banking Highlights

Capital Markets Corporate Banking

  Corporate Banking Industry Specialization – Centralized team of 6 Corporate Bankers aligned with Equity Capital Markets industry teams that currently manage lending relationships with $3.29 billion in credit commitments with $1.28 billion outstanding.

  Large Corporate Banking Initiative – 7 regionally based Corporate Bankers solely focused on in-market public and private companies with revenues of $250+ and $500+ million, respectively. Total existing credit commitments in this regionally-based portfolio total $4.29 billion with outstandings of approximately $1.25 billion and total deposits of $164 million.

  High Vol. Deposit Relationships – Centrally manage high volume deposit relationships that generated $9.1 million in analysis fees and $107 million in average DDA balances in 2008.

Interest Rate Derivatives

  Interest rate swaps, collars and caps sold by sales team that generated $59.9 million in revenues in 2008.

Loan Syndications

  Providing structuring and relationship management support for syndicated loans led by BB&T. BB&T currently Leads or Co-Leads 12 syndicated credit facilities with nearly $1.2 billion in total facility commitments and $520 million in BB&T loan commitments.

BB&T CAPITAL MARKETS:   Securities Group Highlights

BB&T CM advised on 25 M&A transactions and 15 Equity
transactions.
Debt Capital Markets Taxable Investment Banking was a manager on
159 transactions in 2008, an 11% increase over 2007.
Debt Capital Markets Tax-Exempt Investment Banking was a manager on 164 transactions in 2008, a 118% increase over 2007.
Based on the strength of the Investment Bankers calling efforts and
$2.1 billion in BB&T letters of credit, BB&T CM was a top 10 underwriter / remarketer for floating rate debt in 2008.
Both Equity and Debt Sales and Trading had record years as a result of wider spreads, increased volume, and prudent risk management practices.

BB&T Capital Markets

Revenue by Source 2008 (12/31)

Financial Services

Total Revenue Growth

900
800
700
600
500
400
300
200
100
-
$ in millions
CAGR: 13.1%
2002
2003
2004
2005
2006
2007
2008

Internal mgmt. basis before loan loss provision, not restated for acquisitions, and the addition of Private Financial Services in 2008.
Without Private Financial Services, total revenue was approximately $742 million with a CAGR of 11.6%

Financial Services

Earnings (Income Before Allocations, Provision & Tax)

Internal mgmt. basis before loan loss provision, not restated for acquisitions and the addition of Private Financial Services in 2008. Without Private Financial Services, earnings as reported above was approximately $236 million with a CAGR of 14.9% . 2005 excludes lease accounting charges and the Windsor’s accelerated acquisition intangible amortization.

2008 Financial Services Accomplishments

  Financial Services achieved record levels of revenue and net income before taxes in 2008.

  The Luxury Institute Survey reported BB&T Wealth Management first among regional banks in the 2008 Luxury Brand Status Index of ultra-high net-worth consumers with a minimum net worth of $5 million and $200 K annual income.

  Institutional Services continued its #1 ranking in customer service for small to mid-sized 401(k) providers from 401(k) Exchange and won three Best in Class award from PlanSponsor Magazine.

  Eleven BB&T Funds received coveted 4- and 5-star ratings from Morningstar, Inc.

  BB&T Capital Markets placed nine analysts in the Forbes/Starmine / WSJ / Forbes annual awards, managed 15 public equity offerings, and advised on 25 M&A transactions.

BB&T

     Insurance and
 Financial Services